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                                                                   EXHIBIT 10.02

                                UNICA CORPORATION
                             2003 STOCK OPTION PLAN

1. Purpose.

         The purpose of this plan (the "Plan") is to advance the interest of Unica Corporation (the "Company") by providing an opportunity to selected employees and directors of and advisers and consultants to the Company and its parent and subsidiary corporations to purchase common stock of the Company ("Common Stock"). By encouraging such stock ownership, the Company seeks to attract, retain, and motivate employees, directors, and consultants and advisers of experience and ability.

2. Type of Options and Administration.

         (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options which are not intended to meet the requirements of Section 422 ("Non-Qualified Stock Options").

         (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, to advance the lapse of any waiting or installment periods and exercise dates, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. Specifically, without limiting the foregoing, the Board shall have authority to adopt special rules and sub-plans for Optionees in foreign jurisdictions to take advantage of favorable tax programs or for other legal objectives. The Board of Directors may further, with the consent of the affected Optionee, affect the cancellation of any or all outstanding options and the grant of new options in substitution therefor covering the same or different numbers of shares of Common Stock having an option exercise price per share that may be higher or lower than the exercise price per share of the canceled options. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

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3. Eligibility.

         Options shall be granted only to persons who are, at the time of grant, officers, key employees, directors of, or consultants or advisers to the Company or of any Parent Corporation or Subsidiary (as defined in Section 18 hereof). No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary, unless the requirements of paragraph (b) of Section 11 are satisfied. No consultant, adviser, or director, who is not also an officer or key employee of the Company or of any Parent Corporation or Subsidiary, shall be granted an Incentive Stock Option under the Plan, and the provisions of Section 11 shall not apply with respect to options granted to any consultant, adviser, or director who is not also an officer or key employee of the Company or of any Parent Corporation or Subsidiary. A person who has been granted an option (an "Optionee") may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

4. Stock Subject to Plan.

         (a) Subject to adjustments as provided in Sections 14 and 15 below, the maximum number of shares of Common stock of the Company which may be issued and sold under the Plan is 7,227,160 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. Such shares consist of a pool of 1,207,691 shares ("Pool 1 Shares") and a pool of 6,019,469 ("Pool 2 Shares"). Pool 1 Shares represent shares first made available for grants of options under the Plan. Pool 2 Shares represent the number of shares subject to options that remained outstanding under the Company's Amended and Restated 1993 Stock Option Plan (the "1993 Plan") as of the date of adoption of the Plan. Options to purchase Pool 2 Shares may be granted only in amounts that in the aggregate do not exceed (a) the number of shares subject to options granted under the 1993 Plan that expired or were terminated for any reason prior to exercise thereunder plus (b) the number of shares that were purchased by exercise of options granted under the 1993 Plan and which were subsequently repurchased by the Company, in either case after the date of adoption of the Plan. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. In addition, any shares purchased by an Optionee upon exercise of an option under the Plan that are subsequently repurchased by the Company pursuant to the terms of such option may again be the subject of an option under the Plan. Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors. Notwithstanding the foregoing, at any time that the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations ("Section 260.140.45"), the total number of shares of Common Stock issuable upon the exercise of all

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outstanding options (together with options, restricted stock or unrestricted stock outstanding under any other stock option plan of the Company) and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of
Section 260.140.45.

5. Forms of Option Agreements.

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as shall be specified by the Board of Directors at the time such option is granted. The Board of Directors may, in its discretion, without limitation, include provisions in some or all stock option agreements requiring that the shares of Common Stock acquired upon exercise of options be subject to restrictions on transfer or be deposited with a voting trustee.

6. Purchase Price.

         (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the grant of such an option, or less than 110% of such fair market value in the case of options described in paragraph (b) of
Section 11. In the case of a non-statutory option, the exercise price shall not be less than the par value of such stock.

         (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by delivery to the Company of shares of Common Stock of the Company already owned by the Optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Board of Directors.

7. Option Period.

         Each option and all rights thereunder shall be expressed to expire on such date as the Board of Directors shall determine, but in the case of any Incentive Stock Options in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (b) of Section 11). All options shall be subject to earlier termination as provided in the Plan.

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8. Exercise of Options.

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option; provided, however, that no Incentive Stock Option granted under the Plan shall have a term in excess of ten years from the date of grant. To the extent that an option to purchase shares is not exercised by an Optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period.

9. Nontransferability of Options.

         No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of the law, except by will or the laws of descent or distribution. During the life of the recipient, the option shall be exercisable only by such person.

10. Termination of Options.

         Each option shall terminate and may no longer be exercised if the Optionee ceases for any reason to perform services as an employee or director of or consultant or adviser to the Company or any Parent Corporation or Subsidiary, unless otherwise provided in the Optionee's option agreement; provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option. Notwithstanding the foregoing, or any other provision hereof, if the Optionee shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any Parent Corporation or Subsidiary, (ii) breach any covenant not to compete, or employment contract, with the Company or any Parent Corporation or Subsidiary, or (iii) engage in conduct that would warrant the Optionee's discharge for cause (including but not limited to any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any Parent Corporation or Subsidiary), any unexercised portion of the option shall immediately terminate and be void.

11. Incentive Stock Options.

         Options granted under the plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

         (a) Dollar Limitation. Incentive Stock Options granted to any employee under the Plan (and under any other stock option plans of the Company or any Parent Corporation or Subsidiary) shall not, in the aggregate become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. If an Incentive Stock Option is granted

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which exceeds the $100,000 limitation, the portion of such option which is exercisable shall be treated as a Non-Qualified Stock Option.

         (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such option the owner of stock (as determined pursuant under Section 424 (d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary (a "10% Owner Optionee"), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) The option exercise period shall not exceed five years from the date of grant.

         Except as modified by the preceding provisions of this Section 11, all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

12. General Restrictions.

         (a) Investment Representations. The Company may require any person to whom an option granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Compliance With Securities Laws. Each option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

13. Rights as a Shareholder.

         The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

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14. Recapitalization.

         In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any options granted under the Plan. Such adjustment to outstanding options shall be made without change in total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. No such adjustment shall be made to any Incentive Stock Option which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

15. Reorganization.

         In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any corporation, person or entity, or in the case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall (or, in the case of an acquisition of more than 50% of the voting stock of the Company, the Board of Directors of the Company may in its discretion), as to outstanding options, either (i) make appropriate provision for the protection of any such outstanding options by the substitution, on an equitable basis, of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Optionees, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may in its discretion, accelerate the exercise dates of outstanding options.

16. No Special Rights.

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of his or her employment by the Company (or any Parent Corporation or Subsidiary) or be construed or deemed by any person under any circumstances to bind the Company to continue its relationship with the Optionee for any period, or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate agreement to the contrary, at any time to terminate such relationship or to increase or decrease the compensation of the Optionee from the

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rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.

17. Other Employee Benefits.

         The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

18. Definition of Subsidiary and Parent Corporation.

         (a) Subsidiary. The term "Subsidiary" as used in the Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the Corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (b) Parent Corporation. The term "Parent Corporation" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting powers of all classes of stock in one of the other corporations in such chain.

19. Amendment of the Plan.

         The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company, the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) materially increase the maximum number of shares which may be issued under the Plan (except for permissible adjustments provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of any Optionee, affect his or her rights under an option previously granted to him or her. With the consent of the Optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any and all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

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20. Withholding.

         The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

21. Effective Date and Duration of the Plan.

         (a) Effective Date. The Plan became effective on July 23, 2003, the date it was adopted by the Board of Directors and the stockholders of the Company. Options may be granted under the Plan at any time before the date fixed for termination of the Plan.

         (b) Termination. Unless sooner terminated in accordance with Section 15, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under
(i) above, then options outstanding on such dates shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

               Adopted by the Board of Directors on July 23, 2003.

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                                ADDENDUM A TO THE
                                UNICA CORPORATION
                             2003 STOCK OPTION PLAN
                            (CALIFORNIA PARTICIPANTS)

         Notwithstanding anything stated to the contrary in the Unica Corporation 2003 Stock Option Plan (the "Plan"), this Addendum to the Plan shall apply for purposes of all options granted under the Plan to employees, directors, advisers and consultants located in and providing services to the Company or its Subsidiary in California until such time as the Common Stock becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. All capitalized terms, to the extent not defined herein, shall have the meanings set forth in the Plan.

         1. Exercise Price. The exercise price per share for the Common Stock covered by an option shall be determined by the Committee at the time of grant; provided that if the option is: (i) a Non-Qualified Stock Option, the per share exercise price may not be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date the option is granted; (ii) an Incentive Stock Option, the per share exercise price may not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the option is granted; or (iii) granted to a 10% Owner Optionee (whether an Incentive Stock Option or a Non-Qualified Stock Option), the per share exercise price may not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the option is granted.

         2. Exercisability and Option Term. Stock options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee and set forth in the option agreement evidencing such option; provided that with the exception of options granted to officers, directors, advisers or consultants of the Company or its Subsidiary, no option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the date of grant of such option, subject to the Optionee's continued employment or involvement with the Company or its Subsidiary. Notwithstanding the foregoing, no option shall be exercisable on or after the tenth (10th) anniversary of the date of grant of such option or, in the case of a 10% Owner Optionee who is granted an Incentive Stock Option, such Incentive Stock Option shall not be exercisable on or after the fifth (5th) anniversary of the date of grant

         .
         4. Termination of Service Relationship. In the event that an Optionee's service relationship terminates, such Optionee may thereafter exercise his, her or its stock option, to the extent that it was vested and exercisable on the date of such termination, until the date specified below. Any portion of the option that is not exercisable on the date of termination of such service relationship shall immediately expire and be null and void. Once any portion of the option becomes vested and exercisable, the Optionee's right to exercise such option (or the Optionee's representatives and legatees as applicable) in the event of a termination of the Optionee's service relationship shall continue at least until the earliest of: (i) the date which is: (A) six (6) months following the date on which the Optionee's service relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable option agreement), or (B) thirty (30) days following the date on which the

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Optionee's service relationship terminates if the termination is due to any other reason (or such longer period of time as determined by the Committee and set forth in the applicable option agreement), or (ii) the Expiration Date set forth in the option agreement; provided that notwithstanding the foregoing, an option agreement may provide that if the Optionee's service relationship is terminated for "Cause" (as defined in the option agreement), the Option shall terminate immediately and be null and void upon the date of the Optionee's termination and shall not thereafter be exercisable. As used in this Addendum, the term "Disability" shall mean the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Company or its Subsidiary because of the sickness or injury of the Optionee.

         5. Nontransferability of Options. No option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution or by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor); provided that a Non-Qualified Stock Option may provide in the applicable option agreement that it is transferable by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e). Further, all options shall be exercisable, during the Optionee's lifetime, only by the Optionee, or the Optionee's legal representative or guardian in the event of the Optionee's incapacity.

         6. Provision of Information. At least annually, each Optionee shall receive financial statements of the Company; provided, however, the Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

         7. Repurchase Rights. Shares of Common Stock issued pursuant to Options may be subject to one or more repurchase rights or other conditions and restrictions as determined by the Committee and set forth in the applicable Option agreement. The Company shall have the right to assign to any person at any time any repurchase right it may have, whether or not such right is then exercisable. Any repurchase right for shares of Common Stock issued pursuant to this Plan shall be at such purchase price as is set forth in the Option agreement; provided that: (i) the right to repurchase at the original purchase price must lapse at a rate of at least twenty percent (20%) per year from the date of grant of the Option and must be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of the termination of employment (or, if later, within ninety (90) days of the exercise of any Option); and (ii) the right to repurchase at no less than the Fair Market Value of the shares to be repurchased (measured as of the date of termination of employment), must be exercised for cash or cancellation of purchase money indebtedness for such shares within ninety (90) days of the termination of employment (or, if later, within ninety (90) days of the exercise of any Option) and the right to repurchase must terminate when the Company's shares become publicly traded. Notwithstanding the foregoing, Options held by officers, directors, advisers or consultants of the Company or its Subsidiary may be subject to additional or greater restrictions.

                                ADDENDUM B TO THE
                                UNICA CORPORATION
                             2003 STOCK OPTION PLAN
                               (FRENCH EMPLOYEES)

         Notwithstanding anything stated to the contrary in the Unica Corporation 2003 Stock Option Plan (the "Plan"), this addendum to the Plan (the "Addendum") shall apply only for purposes of stock options granted under the Plan to Optionees who are, at the time of grant, employees of French direct or indirect subsidiaries of the Company who are deemed to be residents of France for payment of tax and who are not officers or ten percent (10%) shareholders of the Company or any French direct or indirect subsidiary of the Company. For the purposes of this Addendum, the term "Option" shall refer to any stock option subject to the terms and conditions set forth in the Plan and this Addendum thereto. All capitalized terms, to the extent not defined herein, shall have the meanings set forth in the Plan.

         1. Authorization. The terms of the Plan and this Addendum shall be authorized prior to any such grant by action of the Board of Directors of the Company (the "Board of Directors") (or a Committee designated by the Board of Directors) and by action of the shareholders of the Company. Options may be granted pursuant to this Addendum for a period of thirty eight (38) months from the date of shareholder approval.

         2. Scope of Addendum. This Addendum shall only apply to Options granted to Optionees who are, at the time of grant, employees of French direct or indirect subsidiaries of the Company who are deemed to be residents of France for payment of tax and who are not officers or ten percent (10%) shareholders of the Company or any French direct or indirect subsidiary of the Company.

         3. Exercise Price. The purchase price per share of Common Stock deliverable upon the exercise of an Option (the "Exercise Price") shall be determined by the Board of Directors (or a Committee designated by the Board of Directors) on the date of grant; provided that the per share Exercise Price may not be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date the Option is granted, such fair market value per share being determined in accordance with objective methods, taking into account, on a case by case basis (i) the net asset value of the Company, (ii) the profitability of the Company and (iii) the future prospects of the Company as evaluated on a consolidated basis; provided, further that the Exercise Price must be determined in accordance with the terms and conditions authorized by the Board of Directors (or a Committee designated by the Board of Directors), subject to those matters reserved for approval by the shareholders of the Company pursuant to Section 1 above.

         4. Exercisability and Option Term. Options shall become exercisable as follows: upon the first anniversary of the date of grant, one-fourth (1/4) shall become exercisable, with monthly vesting of one-thirty sixth (1/36) of the remainder each month thereafter for the following three years, as set forth in
Section 2 of the Option Agreement; provided that no Option shall become exercisable until one year from the grant of such Option, subject to the Optionee's continued employment or involvement with the Company. Notwithstanding the foregoing, no Option shall be exercisable on or after the tenth (10th) anniversary of the date of grant of such Option.

         5. Continued Service Requirement. Notwithstanding anything to the contrary contained in Section 2(c) and 6(m) of the Stock Option Agreement or otherwise, Optionee will be deemed to have continued his employment during the notice period prior to a dismissal proceeding ("procedure de licenciement") without regard to whether Optionee continued to render services to the Company during such period.

         6. Nontransferability of Options. No Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution or by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor). Notwithstanding anything to the contrary in Section 2(d) of the Option Agreement with respect to the death of an Optionnee, any Option so transferred must be exercised by the transferee within six months of the date of the transfer to such transferee and immediately thereafter the Option terminates and may no longer be exercised.

         7. Restriction on Sale of Common Stock. No share of Common Stock delivered upon exercise of any Option shall be sold or transferred until the fourth anniversary of the date of grant of the Option covering such share of Common Stock (the "Minimum Holding Period"); provided, however that such restriction shall not apply upon the occurrence of any event specified by
Article 91ter Annex II to the French tax code.

         8. Recapitalization. Nothwithstanding anything to the contrary in
Section 14 of the Plan, no adjustment shall be made to any Option granted pursuant to this Addendum, which would, by applicable law, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

         9. Annual Option Report. A special report shall be provided to shareholders at the annual shareholders' meeting of each of the Company's direct and indirect French subsidiaries which shall provide the name of each corporate officer and principal employee who was granted and/or who exercised any Option during the most recently completed fiscal year and information regarding such grant and/or exercise. In the case of grants, the information in the special report shall include the date of grant, exercise price, the term of the Option and the number of shares for which the Option is exercisable. In the case of exercises, the information in the special report shall include the date of exercise, exercise price and the number of shares for which the Option was exercised.

         10. Filing Requirements. Any French company that employs an Optionee who has exercised one or more Options during the past calendar year (an "Exercising Optionee"), shall deliver to the Exercising Optionee by February 15 of each year an individual statement listing the following information: (i) number of Options exercised by the Exercising Optionee, (ii) grant date of Options exercised by the Exercising Optionee, (iii) exercise price of Options exercised by the Exercising Optionee; (iv) date of exercise by the Exercising Optionee; (v) fair market value of the Common Stock on the date of exercise by the Exercising Optionee; and (vi) fair market value of the Common Stock on the date of any sale of the Common Stock by the Exercising Optionee, if applicable. A copy of each such individual statement shall also be filed with the French tax authorities by the same date. If Common Stock issued upon exercise of any Option granted is sold during the Minimum Holding Period, the Company or the French company shall deliver a copy of such individual statement to the holder thereof and to the French tax authorities by February 15 of the following calendar year, as applicable.

         11. Limitation on Options Granted. In no event shall the number of Options granted under the Plan which are exercisable but which have not yet been exercised represent more than one-third (1/3) of the Company's authorized and outstanding capital.

         12. Plan Management; Use of Broker. If the Plan is not managed internally by the Company, all Optionees shall use the services of a broker designated by the Company for the exercise of Options and sale of Common Stock received upon exercise of any Option.

         13. Taxes and Withholding. Should any tax or social contribution be due by the Company to the French tax or social security authorities on behalf of any Optionee, the corresponding amount shall be withheld on the sum due to the Optionee by the Company or the broker, as applicable, and shall be directly paid by the Company to the relevant authorities.

         14. Amendment. Notwithstanding anything to the contrary in the Option Agreement, the Option Agreement and this Addendum my only be amended by a writing signed by the Company and the Optionee; provided that the Company may unilaterally amend this Addendum in order to comply with applicable law or to make the terms hereof more favorable to the Optionee.

                                AMENDMENT NO. 1
                                     TO THE
                    UNICA CORPORATION 2003 STOCK OPTION PLAN

        The Unica Corporation 2003 Stock Option Plan (the "Plan") is hereby amended as follows:


     1. The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:


        "Subject to adjustments as provided in Sections 14 and 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 7,627,160 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. Such shares consist of a pool of 1,607,691 shares ("Pool 1 Shares") and a pool of 6,019,469 shares ("Pool 2 Shares"). Pool 1 Shares represent shares first made available for grants of options under the Plan."

     2. Except as aforesaid, the Plan shall remain in full force and effect.

                                       Adopted by the Board of Directors on
                                       January 27, 2005

                                       Approved by the Stockholders on
                                       January 27, 2005

                                AMENDMENT NO. 2
                                     TO THE
                    UNICA CORPORATION 2003 STOCK OPTION PLAN


        The Unica Corporation 2003 Stock Option Plan (the "Plan") is hereby amended as follows:

     1. The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:


     "Subject to adjustments as provided in Sections 14 and 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 5,344,773 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. Such shares consist of a pool of 1,311,794 shares ("Pool 1 Shares") and a pool of 4,012,979 shares ("Pool 2 Shares"). Pool 1 Shares represent shares first made available for grants of options under the Plan."

     2. Except as aforesaid, the Plan shall remain in full force and effect.


                                       Adopted by the Board of Directors on
                                       April 13, 2005

                                       Approved by the Stockholders on
                                       April 13, 2005